                                    J&B FUNDS
                    (consisting of the following three funds)
                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund

                       Supplement dated February 20, 2003

                                       to

                       Prospectus dated September 30, 2002

The  following   information   supplements  the  information  contained  in  the
prospectus:

RBC Dain Rauscher Corp. ("RBC Dain"),  part of the U.S. operations of Royal Bank of Canada,  entered into a Purchase  Agreement ("J&B Purchase  Agreement")  with
Generali  Finance B.V., the indirect  parent company of Business Men's Assurance
Company  of  America  ("BMA"),  and BMA,  dated  April 29,  2002.  Under the J&B
Purchase  Agreement,  RBC Dain  will  purchase  from BMA all of the  outstanding shares  of  common  stock  of  Jones &  Babson,  Inc.  ("J&B"),  a  wholly-owned
subsidiary  of  BMA  and  the   investment   adviser  to  the  J&B  Funds  ("J&B
Transaction").

The  consummation of the J&B Transaction will result in an "assignment," as that term is defined in the  Investment  Company Act of 1940,  as amended  (the "1940
Act"),  of the J&B Funds'  current  advisory and  sub-advisory  agreements  (the
"Current  Agreements").   Under  the  1940  Act,  the  Current  Agreements  will
automatically  terminate  upon  their  assignment.  As a  result,  the  Board of
Trustees of J&B Funds has approved new advisory and sub-advisory agreements. The new agreements,  which would become  effective on the date of closing of the J&B
Transaction, are subject to shareholder approval.

The J&B Purchase  Agreement  contains  certain closing  conditions.  There is no assurance that these  conditions will be met.  Therefore,  there is no guarantee that the  closing of the J&B  Transaction  will occur.  If all of the  necessary approvals,  including shareholder approval, are obtained, the J&B Transaction is expected to close on or about May 1, 2003.

It is currently  intended  that a  shareholder  meeting of the J&B Funds will be held on March 28,  2003 for the  purpose of  obtaining  shareholder  approval of these  agreements  and other  related  items.  Proxy  materials  were  mailed to shareholders on February 18, 2003 in advance of such meeting.